SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : December 20, 2000

MERRILL LYNCH MORTGAGE INVESTORS, INC., (as depositor under the Pooling and Servicing Agreement, dated March 1, 2000 providing for the issuance of the Merrill Lynch Mortgage Investors, Inc., First Franklin Mortgage Loan Asset Backed Certificates, Series 2000-FF1).


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     333-81429-14                 13-5674085
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


World Financial Center North Tower
250 Vesey Street, 10th Floor
New York, New York                                             10281-1310
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 449-1000

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                                                  This report consists of 9
                                                 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Merrill Lynch Mortgage Investors, Inc., First Franklin Mortgage Loan Asset-Backed Certificates, Series 2000-FF1 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2000 (the "Agreement"), among Merrill Lynch Mortgage Investors, Inc., as the depositor (the "Depositer"), Litton Loan Servicing, LLP as the servicer (the "Servicer"), and The Chase Manhattan Bank, as the trustee (the "Trustee").

     On December 20, 2000 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on December 20, 2000, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:    December 27, 2000           By:  /s/ Karen Schluter
                                        Karen Schluter
                                        Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 20, 2000.

                                  Exhibit 99.1

              Monthly Certificateholder Statement on December 20, 2000

-----------------------------------------------------------------------------------------------------------------------------------
       MERRILL LYNCH MORTGAGE INVESTORS, INC. FIRST FRANKLIN MORTGAGE LOAN ASSET BACKED CERTIFICATES SERIES 2000-FF1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                  DECEMBER 20, 2000
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                                                                                                                       PAGE #    1

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                                        DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
        ORIGINAL        BEGINNING                                                                                      ENDING
        FACE            PRINCIPAL                                                       REALIZED       DEFERRED        PRINCIPAL
CLASS   VALUE           BALANCE           PRINCIPAL       INTEREST       TOTAL          LOSSES         INTEREST        BALANCE

-----------------------------------------------------------------------------------------------------------------------------------
A      293,481,000.00   281,299,532.80  3,107,412.50   1,621,867.62    4,729,280.12         0.00         0.00     278,192,120.30
M1      15,492,000.00    15,492,000.00          0.00      92,548.56       92,548.56         0.00         0.00      15,492,000.00
M2      14,631,000.00    14,631,000.00          0.00      92,891.61       92,891.61         0.00         0.00      14,631,000.00
B       13,771,000.00    13,771,000.00          0.00      98,907.34       98,907.34         0.00         0.00      13,771,000.00
R2               0.00             0.00          0.00           0.00            0.00         0.00         0.00               0.00
BB      16,250,000.00    12,636,688.57    462,360.52      84,244.59      546,605.11         0.00         0.00      12,174,328.05
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS 353,625,000.00   337,830,221.37  3,569,773.02   1,990,459.72    5,560,232.74         0.00         0.00     334,260,448.35
-----------------------------------------------------------------------------------------------------------------------------------
IO1    293,481,000.00             0.00          0.00           0.00            0.00         0.00         0.00               0.00
IO2     15,492,000.00             0.00          0.00           0.00            0.00         0.00         0.00               0.00
IO3     14,631,000.00             0.00          0.00           0.00            0.00         0.00         0.00               0.00
IO4     13,771,000.00             0.00          0.00           0.00            0.00         0.00         0.00               0.00
X      344,259,895.90             0.00          0.00           0.00            0.00         0.00         0.00               0.00
C        6,884,895.90     6,839,124.40          0.00           0.00            0.00         0.00         0.00       6,839,124.40
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--------------------------------------------------------------------------------     ----------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES

                                                                                                                      CURRENT
                 BEGINNING                                                ENDING                                      PASS-THRU
CLASS  CUSIP     PRINCIPAL       PRINCIPAL      INTEREST      TOTAL       PRINCIPAL                    CLASS          RATE

---------------------------------------------------------------------------------------     ---------------------------------------
A    589929VD7    958.49316583   10.58812155    5.52631216  16.11443371    947.90504428                 A           6.918750 %
M1   589929VE5  1,000.00000000    0.00000000    5.97395817   5.97395817  1,000.00000000                 M1          7.168750 %
M2   589929VF2  1,000.00000000    0.00000000    6.34895838   6.34895838  1,000.00000000                 M2          7.618750 %
B    589929VG0  1,000.00000000    0.00000000    7.18229177   7.18229177  1,000.00000000                 B           8.618750 %
BB   589929VH8    777.64237354   28.45295508    5.18428246  33.63723754    749.18941846                 BB          8.000000 %
---------------------------------------------------------------------------------------     ---------------------------------------
TOTALS            955.33466630   10.09479822    5.62873021  15.72352843    945.23986808
---------------------------------------------------------------------------------------     ---------------------------------------
IO1                 0.00000000    0.00000000    0.00000000   0.00000000      0.00000000                 IO1         0.000000 %
IO2                 0.00000000    0.00000000    0.00000000   0.00000000      0.00000000                 IO2         0.000000 %
IO3                 0.00000000    0.00000000    0.00000000   0.00000000      0.00000000                 IO3         0.000000 %
IO4                 0.00000000    0.00000000    0.00000000   0.00000000      0.00000000                 IO4         0.000000 %
X                   0.00000000    0.00000000    0.00000000   0.00000000      0.00000000                 X           0.000000 %
C                 993.35189658    0.00000000    0.00000000   0.00000000    993.35189658                 C           0.000000 %
---------------------------------------------------------------------------------------     ---------------------------------------




If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                KAREN DOBRES
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              Tel: (212)946-3232
                       Email: karen.dobres@chase.com
                     ---------------------------------------


                                                                                   (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION





 ----------------------------------------------------------------------------------------------------------------------------------
          MERRILL LYNCH MORTGAGE INVESTORS, INC. FIRST FRANKLIN MORTGAGE LOAN ASSET BACKED CERTIFICATES SERIES 2000-FF1
                                                       DECEMBER 20, 2000
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                                                                                                                       PAGE #    2


Class A Interest Carry Forward Amount                                                                     0.00
Class M1 Interest Carry Forward Amount                                                                    0.00
Class M2 Interest Carry Forward Amount                                                                    0.00
Class B Interest Carry Forward Amount                                                                     0.00

Class A Basis Risk Shortfall                                                                              0.00
Class M1 Basis Risk Shortfall                                                                             0.00
Class M2 Basis Risk Shortfall                                                                             0.00
Class B Basis Risk Shortfall                                                                              0.00

Class A Unpaid Realized Loss Amount                                                                       N/A
Class M1 Unpaid Realized Loss Amount                                                                      0.00
Class M2 Unpaid Realized Loss Amount                                                                      0.00
Class B Unpaid Realized Loss Amount                                                                       0.00

Class A Applied Realized Loss Amount                                                                      N/A
Class M1 Applied Realized Loss Amount                                                                     0.00
Class M2 Applied Realized Loss Amount                                                                     0.00
Class B Applied Realized Loss Amount                                                                      0.00

Class A Applied Realized Amortization Amount                                                              N/A
Class M1 Applied Realized Amortization Amount                                                             0.00
Class M2 Applied Realized Amortization Amount                                                             0.00
Class B Applied Realized Amortization Amount                                                              0.00

Class X Distributable Amount                                                                              0.00

Interest Distribution Amount                                                                      1,906,215.13
Principal Distribution Amount                                                                     3,107,412.50

Monthly Excess Cash Flow Amount                                                                     591,621.61

Extra Principal Distribution Amount                                                                  46,073.52

Monthly Excess Interest Amount                                                                      591,621.61

Targeted Overcollateralization Amount                                                             6,885,197.92

Overcollateralization Amount                                                                      6,885,197.92

Overcollateralization Deficiency Amount                                                                   0.00

Overcollateralization Release Amount                                                                      0.00

Servicing Compensation                                                                              138,366.41

Current Advances                                                                                  2,263,955.14

Special Servicing Fees                                                                                7,750.00


                                                               (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

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      MERRILL LYNCH MORTGAGE INVESTORS, INC. FIRST FRANKLIN MORTGAGE LOAN ASSET BACKED CERTIFICATES SERIES 2000-FF1
                                                       DECEMBER 20, 2000
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       PAGE #    3



Mortgage Loan Information

                Loan Count                                                                               2,558
                Beginning Stated Principal Balance of the Mortgage Loans                        332,079,930.72
                Ending Stated Principal Balance of the Mortgage Loans                           328,971,318.22
                Principal and Interest Collected                                                  5,562,485.45
                Weighted Average Remaining Term                                                         348.70
                Weighted Average Mortgage Rate                                                        9.3591 %
                Aggregate Amount of Prepayments                                                   2,873,616.02
                Aggregate Amount of Realized Losses                                                  47,273.52
                Prepayment Interest Shortfall Amt not covered by servicer                                 0.00
                Relief Act Interest Shortfalls                                                            0.00
                Extraordinary Trust Fund Expenses                                                         0.00
                Unpaid Principal Balance of a Substituted Loan                                            0.00
                Prepayment Penalties                                                                 49,529.45

DELINQUENCY   INFORMATION

Delinquency Listing

                Number of Loans 30 Days Delinquent                                                         70
                Balance of Loans 30 Days Delinquent                                              9,364,745.31
                Number of Loans 60 Days Delinquent                                                         18
                Balance of Loans 60 Days Delinquent                                              2,065,335.38
                Number of Loans 90 + Days Delinquent                                                       77
                Balance of Loans 90 + Days Delinquent                                            8,359,078.51


Loans in Foreclosure

                Number of 30 Day Foreclosures                                                               1
                Balance of 30 Day Foreclosures                                                      87,367.44
                Number of 60 Day Foreclosures                                                               4
                Balance of 60 Day Foreclosures                                                     631,095.55
                Number of 90 Day Foreclosures                                                              44
                Balance of 90 Day Foreclosures                                                   5,037,046.67


                              -------------------------------------------------------
                                                  Group Totals
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                 49              5,755,509.66             1.75 %
                              -------------------------------------------------------

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      MERRILL LYNCH MORTGAGE INVESTORS, INC. FIRST FRANKLIN MORTGAGE LOAN ASSET BACKED CERTIFICATES SERIES 2000-FF1
                                                       DECEMBER 20, 2000
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                                                                                                                       PAGE #    4


Bankruptcy

                Number of 30 Day Bankruptcies                                                               0
                Balance of 30 Day Bankruptcies                                                           0.00
                Number of 60 Day Bankruptcies                                                               1
                Balance of 60 Day Bankruptcies                                                     138,309.10
                Number of 90 Day Bankruptcies                                                               8
                Balance of 90 Day Bankruptcies                                                   1,139,426.07

                              -------------------------------------------------------
                                                  Group 1
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  9              1,277,735.17             0.39 %
                              -------------------------------------------------------






Total Number of REO Loans                                                                                    4
Total Balance of REO Loans                                                                          266,825.85

The Three-month Rolling Average of 60+ Day Delinquent Loan                                              3.13 %

Servicer Termination Event                                                                                   NO

Basis Risk Reserve Fund                                                                               5,000.00

Interest Reserve Account                                                                            252,733.77



                                                               (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION
